EX-31.1


                                 AMPLIDYNE, INC.


      CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING
               OFFICER PURSUANT TO 18 U.S.C 1350, AS ADOPTED, AND
      THE REQUIREMENTS OF SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


      I, Tarlochan Bains, Chief Executive Officer and Principal Accounting Officer of Amplidyne, Inc. (the "Company") do hereby certify that:

      1. I have reviewed this quarterly report on Form 10-QSB of the Company;

      2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this quarterly report.

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

            (a) designed such disclosure controls and procedures to ensure that material information relating to the Company, is made known to me by others within the Company, particularly during the period in which this quarterly report is being prepared;

            (b) evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

            (c) presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

      5. I have disclosed, based on my most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

            (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

            (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

      6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                             /S/  TARLOCHAN BAINS
                                             ----------------------------
                                             Tarlochan Bains
                                             Chief Executive Officer and
                                             Principal Accounting Officer

August 23, 2004

                                 AMPLIDYNE, INC.


                                                                  EX-32.1

            CERTIFICATION PURSUANT TO 18 U.S.C 1350, AS ADOPTED, AND
        THE REQUIREMENTS OF SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Amplidyne, Inc. (the "Company") for the six months ended June 30, 2004, I, Tarlochan Bains, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ TARLOCHAN. BAINS
------------------------------
Tarlochan Bains
Chief Executive Officer and Principal Accounting Officer

August 23, 2004